0 Exhibit 99.1 INVESTOR PRESENTATION JANUARY 15, 20190 Exhibit 99.1 INVESTOR PRESENTATION JANUARY 15, 2019

1 DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws (including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These forward-looking statements are based on management’s beliefs, expectations and assumptions and information currently available to management, and are subject to risks and uncertainties. Actual results could differ materially from those expressed in forward-looking statements because of factors such as: inherent business, financial and operating risks of the timeshare industry; adverse economic or market conditions that may affect the purchasing and vacationing decisions of consumers or otherwise harm our business; intense competition in the timeshare industry, which could lead to lower revenue or operating margins; the termination of material fee-for-service agreements with third parties; the ability of the Company to manage risks associated with our international activities, including complying with laws and regulations affecting our international operations; exposure to increased economic and operational uncertainties from expanding global operations, including the effects of foreign currency exchange; potential liability under anti-corruption and other laws resulting from our global operations; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits and that may have an adverse effect on our business; our dependence on development activities to secure inventory; cyber-attacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position; disclosure of personal data that could cause liability and harm to our reputation; abuse of our advertising or social platforms that may harm our reputation or user engagement; outages, data losses, and disruptions of our online services; claims against us that may result in adverse outcomes in legal disputes; risks associated with our debt agreements and instruments, including variable interest rates, operating and financial restrictions, and our ability to borrow additional money or service our indebtedness; the continued service and availability of key executives and employees; and catastrophic events or geo-political conditions that may disrupt our business. In addition, there may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business and financial results. Accordingly, you should not put undue reliance on any such forward-looking statements. For more information about these risks and uncertainties, as well as other potential factors that could affect our business and financial results, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our SEC filings, including, but not limited to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and those described from time to time in our future SEC filings. Non-GAAP Financial Measures This presentation includes discussion of terms that are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, including contract sales, sales revenue, real estate margin, tour flow, volume per guest (“VPG”), earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Free Cash Flow and Return on Invested Capital (“ROIC”). These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. We derived the non-GAAP financial measures from the following sources: • Audited consolidated statements of operations for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 and from our audited consolidated balance sheets as of December 31, 2017, 2016, 2015 and 2014 – Prior to our spin-off from our former parent, Hilton Worldwide (“Hilton”), on January 3, 2017, our consolidated financial statements were derived from the financial results of our former parent and included certain indirect general and administrative costs allocated to us for certain functions and support services primarily on the basis of financial and operating metrics that Hilton has historically used to allocate resources and evaluate performance against its strategic objectives. Both we and Hilton, as our former parent, consider the basis on which expenses have been allocated for periods prior to our spin-off to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented; • Unaudited consolidated statement of operations for the years ended December 31, 2012 and 2011 and from our unaudited consolidated balance sheet as of December 31, 2013, 2012 and 2011 – These financial statements also contained allocations from Hilton, as our former parent, and were reviewed by our independent registered public accounting firm in connection with the spin-off transaction; and • All financial statements for all periods prior to the year ended December 31, 2011 were derived from Hilton’s financial statements, do not reflect allocations from Hilton and were unaudited. We believe such non-GAAP financial measures provide useful information to our investors about us and our financial condition and results of operations since many of these measures are used by our management to evaluate our operating performance and by securities analyst and investors as a common financial measure for comparison purposes in our industry. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business and Financial Metrics and Terms Used by Management” and “—Results of Operations” sections of our SEC filings, including, but not limited to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, for a more detailed discussion of the meanings of these terms and our reasons for providing non-GAAP financial measures. Full reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for the historical periods and for 2018 and 2019 full year estimates discussed in this presentation appear in the appendix of this presentation. For years 2020 and beyond, refer to “Forward Looking Non-GAAP Financial Measures” below. Forward-Looking Non-GAAP Financial Measures In addition to certain non-GAAP financial measures for historical periods noted above, this presentation contains certain forward-looking non-GAAP financial measures. We provide these forward-looking non-GAAP financial measures to investors on a prospective basis for the same reasons that we provide them to investors on a historical basis. For years 2020 and beyond, we are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP financial measures, such as: income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Disclaimer This presentation and the information contained herein are solely for information purposes only. This presentation does not constitute a recommendation regarding securities of Hilton Grand Vacations Inc. This presentation or any related oral presentation does not constitute any offer to sell or issue, or the solicitation of an offer to subscribe for, buy or otherwise acquire any securities of Hilton Grand Vacations Inc. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration or qualification under the applicable laws of such jurisdiction. We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company’s expectations, or otherwise, except as required by law. All information in this presentation is as of October 31, 2018. © 2018 Hilton Grand Vacations Inc. Proprietary1 DISCLAIMER Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws (including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. These forward-looking statements are based on management’s beliefs, expectations and assumptions and information currently available to management, and are subject to risks and uncertainties. Actual results could differ materially from those expressed in forward-looking statements because of factors such as: inherent business, financial and operating risks of the timeshare industry; adverse economic or market conditions that may affect the purchasing and vacationing decisions of consumers or otherwise harm our business; intense competition in the timeshare industry, which could lead to lower revenue or operating margins; the termination of material fee-for-service agreements with third parties; the ability of the Company to manage risks associated with our international activities, including complying with laws and regulations affecting our international operations; exposure to increased economic and operational uncertainties from expanding global operations, including the effects of foreign currency exchange; potential liability under anti-corruption and other laws resulting from our global operations; changes in tax rates and exposure to additional tax liabilities; the impact of future changes in legislation, regulations or accounting pronouncements; acquisitions, joint ventures, and strategic alliances that that may not result in expected benefits and that may have an adverse effect on our business; our dependence on development activities to secure inventory; cyber-attacks and security vulnerabilities that could lead to reduced revenue, increased costs, liability claims, or harm to our reputation or competitive position; disclosure of personal data that could cause liability and harm to our reputation; abuse of our advertising or social platforms that may harm our reputation or user engagement; outages, data losses, and disruptions of our online services; claims against us that may result in adverse outcomes in legal disputes; risks associated with our debt agreements and instruments, including variable interest rates, operating and financial restrictions, and our ability to borrow additional money or service our indebtedness; the continued service and availability of key executives and employees; and catastrophic events or geo-political conditions that may disrupt our business. In addition, there may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business and financial results. Accordingly, you should not put undue reliance on any such forward-looking statements. For more information about these risks and uncertainties, as well as other potential factors that could affect our business and financial results, please refer to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of our SEC filings, including, but not limited to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and those described from time to time in our future SEC filings. Non-GAAP Financial Measures This presentation includes discussion of terms that are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”), and financial measures that are not calculated in accordance with GAAP, including contract sales, sales revenue, real estate margin, tour flow, volume per guest (“VPG”), earnings before interest expense (excluding interest expense relating to our non-recourse debt), income tax expense, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Adjusted EBITDA Margin, Net Debt and Net Debt / Adj. EBITDA, Free Cash Flow and Return on Invested Capital (“ROIC”). These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. We derived the non-GAAP financial measures from the following sources: • Audited consolidated statements of operations for the years ended December 31, 2017, 2016, 2015, 2014 and 2013 and from our audited consolidated balance sheets as of December 31, 2017, 2016, 2015 and 2014 – Prior to our spin-off from our former parent, Hilton Worldwide (“Hilton”), on January 3, 2017, our consolidated financial statements were derived from the financial results of our former parent and included certain indirect general and administrative costs allocated to us for certain functions and support services primarily on the basis of financial and operating metrics that Hilton has historically used to allocate resources and evaluate performance against its strategic objectives. Both we and Hilton, as our former parent, consider the basis on which expenses have been allocated for periods prior to our spin-off to be a reasonable reflection of the utilization of services provided to or the benefit received by us during the periods presented; • Unaudited consolidated statement of operations for the years ended December 31, 2012 and 2011 and from our unaudited consolidated balance sheet as of December 31, 2013, 2012 and 2011 – These financial statements also contained allocations from Hilton, as our former parent, and were reviewed by our independent registered public accounting firm in connection with the spin-off transaction; and • All financial statements for all periods prior to the year ended December 31, 2011 were derived from Hilton’s financial statements, do not reflect allocations from Hilton and were unaudited. We believe such non-GAAP financial measures provide useful information to our investors about us and our financial condition and results of operations since many of these measures are used by our management to evaluate our operating performance and by securities analyst and investors as a common financial measure for comparison purposes in our industry. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Key Business and Financial Metrics and Terms Used by Management” and “—Results of Operations” sections of our SEC filings, including, but not limited to our most recent annual report on Form 10-K and quarterly reports on Form 10-Q, for a more detailed discussion of the meanings of these terms and our reasons for providing non-GAAP financial measures. Full reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures for the historical periods and for 2018 and 2019 full year estimates discussed in this presentation appear in the appendix of this presentation. For years 2020 and beyond, refer to “Forward Looking Non-GAAP Financial Measures” below. Forward-Looking Non-GAAP Financial Measures In addition to certain non-GAAP financial measures for historical periods noted above, this presentation contains certain forward-looking non-GAAP financial measures. We provide these forward-looking non-GAAP financial measures to investors on a prospective basis for the same reasons that we provide them to investors on a historical basis. For years 2020 and beyond, we are unable to provide a reconciliation of these forward-looking non-GAAP financial measures to the most directly comparable forward-looking GAAP financial measures without unreasonable effort due to variability and difficulty in making accurate projections for items that would be required to be included in the GAAP financial measures, such as: income tax expense (benefit); interest expense; asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items. We believe such reconciliations would imply a degree of precision that would be confusing or misleading to investors. Disclaimer This presentation and the information contained herein are solely for information purposes only. This presentation does not constitute a recommendation regarding securities of Hilton Grand Vacations Inc. This presentation or any related oral presentation does not constitute any offer to sell or issue, or the solicitation of an offer to subscribe for, buy or otherwise acquire any securities of Hilton Grand Vacations Inc. This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident located in any jurisdiction where such distribution, publication, availability or use would be contrary to law or regulation or which would require registration or qualification under the applicable laws of such jurisdiction. We undertake no obligation to publicly update or review any forward-looking statement or information to conform to actual results, whether as a result of new information, future developments, changes in the Company’s expectations, or otherwise, except as required by law. All information in this presentation is as of October 31, 2018. © 2018 Hilton Grand Vacations Inc. Proprietary

2 WHO WE ARE 1 2 3 4 We have a winning Resilient and We manage for Our dynamic net owner growth proven business strong returns capital allocation driven demand model throughout through our unique strategy to strategy in a great economic cycles capital efficient maximize returns is industry that isn’t tied to inventory strategy supported by broader lodging strong financial fundamentals performance © 2018 Hilton Grand Vacations Inc. Proprietary2 WHO WE ARE 1 2 3 4 We have a winning Resilient and We manage for Our dynamic net owner growth proven business strong returns capital allocation driven demand model throughout through our unique strategy to strategy in a great economic cycles capital efficient maximize returns is industry that isn’t tied to inventory strategy supported by broader lodging strong financial fundamentals performance © 2018 Hilton Grand Vacations Inc. Proprietary

3 NET OWNER GROWTH (NOG) DRIVEN STRATEGY H I LT O N W A I K O LO A V I LLA G E © 2018 Hilton Grand Vacations Inc. Proprietary3 NET OWNER GROWTH (NOG) DRIVEN STRATEGY H I LT O N W A I K O LO A V I LLA G E © 2018 Hilton Grand Vacations Inc. Proprietary

4 NOG IS A SIMPLE YET POWERFUL DRIVER OF OUR STRATEGY TO CREATE LONG-TERM SHAREHOLDER VALUE ADD RETAIN Net new existing Owner owners owners GROWTH Deliver exceptional NOG is the y-o-y % Create vacation experiences change in members demand Each new owner is a NOG increases the total We realize substantial We replenish and expand source of highly embedded value in the value in near-term due to embedded value by predictable recurring business year after year faster upgrade cycles constantly adding new EBITDA owners © 2018 Hilton Grand Vacations Inc. Proprietary4 NOG IS A SIMPLE YET POWERFUL DRIVER OF OUR STRATEGY TO CREATE LONG-TERM SHAREHOLDER VALUE ADD RETAIN Net new existing Owner owners owners GROWTH Deliver exceptional NOG is the y-o-y % Create vacation experiences change in members demand Each new owner is a NOG increases the total We realize substantial We replenish and expand source of highly embedded value in the value in near-term due to embedded value by predictable recurring business year after year faster upgrade cycles constantly adding new EBITDA owners © 2018 Hilton Grand Vacations Inc. Proprietary

5

OUR NOG STRATEGY EMBEDS SUBSTANTIAL VALUE IN OUR OWNER BASE FROM THREE HIGHLY PREDICTABLE AND/OR CONTRACTUAL SOURCES


+$1.0B
+$1.4B
+$0.9B

Total: $3.3B

EOY 2017

Note: Ten year cumulative margin, not discounted

FINANCING – 71% MARGIN[1]

- Profits from existing loans and future owner upgrades
- 65% of buyers finance their purchases
- Typically 10-year fixed-rate secured loans with average coupon rates of approximately 12%

CLUB AND RESORT MANAGEMENT – 73% MARGIN[1]

- Profits from current owners
- 2017 average Club and Resort Management revenue per member was $548

REAL ESTATE – 32% MARGIN[1]

- Profits from current owners' future upgrades
- For each $1 of initial purchase, on average owners will purchase another $1.10 in additional upgrades

THE EMBEDDED VALUE OF OUR OWNER BASE HAS INCREASED BY ~3X (11% CAGR) SINCE 2007

HILTON GRAND VACATIONS

Note: Embedded value considers total expected nominal margin over 10 year period, not discounted; Does not account for license fees, taxes, perpetuity of club dues, assumes current cost of securitization; 1.) % represents 2017 margin for line of business. Source: HGV internal data

© 2018 Hilton Grand Vacations Inc. Proprietary

6 WE MONETIZE EMBEDDED VALUE IN THE NEAR TERM, THEN EMBED EVEN MORE FUTURE VALUE BY ADDING NEW OWNERS Embedded value of owner base ($M) (Rounded to nearest $100M) 600 3,500 3,300 Finance 1,000 900 -400 Club and 1,100 1,000 Resort Real 1,400 1,400 Estate 2017 Embedded value Embedded value NOG Embedded 2018 Embedded value realized in 2018 value added in 2018 © 2018 Hilton Grand Vacations Inc. Proprietary6 WE MONETIZE EMBEDDED VALUE IN THE NEAR TERM, THEN EMBED EVEN MORE FUTURE VALUE BY ADDING NEW OWNERS Embedded value of owner base ($M) (Rounded to nearest $100M) 600 3,500 3,300 Finance 1,000 900 -400 Club and 1,100 1,000 Resort Real 1,400 1,400 Estate 2017 Embedded value Embedded value NOG Embedded 2018 Embedded value realized in 2018 value added in 2018 © 2018 Hilton Grand Vacations Inc. Proprietary

7 UPGRADES HAVE ACCELERATED – OWNERS ARE UPGRADING FASTER AND MORE OFTEN % of owners with additional purchase 30% of our new owners 50% make an additional purchase in 3 years 40% 30% 20% 10% 0% 5 10 15 20 25 Years of ownership 1 Existing owners are upgrading 5x quicker than the 90s Year first 2012 - 2017 2007 - 2011 2002 - 2006 1997 - 2001 1994-1996 purchased 1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials. © 2018 Hilton Grand Vacations Inc. Proprietary7 UPGRADES HAVE ACCELERATED – OWNERS ARE UPGRADING FASTER AND MORE OFTEN % of owners with additional purchase 30% of our new owners 50% make an additional purchase in 3 years 40% 30% 20% 10% 0% 5 10 15 20 25 Years of ownership 1 Existing owners are upgrading 5x quicker than the 90s Year first 2012 - 2017 2007 - 2011 2002 - 2006 1997 - 2001 1994-1996 purchased 1. For those who purchased 1994 – 1996, it took ~15 years for 30% to upgrade, for those who purchased 2012 – 2017, it took ~3 years for 30% to upgrade; Source: Company financials. © 2018 Hilton Grand Vacations Inc. Proprietary

8 OUR NOG STRATEGY HAS DRIVEN INDUSTRY LEADING EBITDA GROWTH Adjusted EBITDA ($M) NOG Revenue ASC 605, Percent of completion (POC) CAGR CAGR ('07-'17) ('07-'17) 500 CAGR 437 9% 10% +11% 400 395 390 360 338 300 299 1% -2% 260 2016 – 2017 flat due to 200 G&A buildout 213 1% 2% 100 0 1 4% 0% 2011 2012 2013 2014 2015 2016 2017 2018E 1. ASC606 Adjusted EBITDA is $504M Source: 10Ks, Internal HGV data © 2018 Hilton Grand Vacations Inc. Proprietary8 OUR NOG STRATEGY HAS DRIVEN INDUSTRY LEADING EBITDA GROWTH Adjusted EBITDA ($M) NOG Revenue ASC 605, Percent of completion (POC) CAGR CAGR ('07-'17) ('07-'17) 500 CAGR 437 9% 10% +11% 400 395 390 360 338 300 299 1% -2% 260 2016 – 2017 flat due to 200 G&A buildout 213 1% 2% 100 0 1 4% 0% 2011 2012 2013 2014 2015 2016 2017 2018E 1. ASC606 Adjusted EBITDA is $504M Source: 10Ks, Internal HGV data © 2018 Hilton Grand Vacations Inc. Proprietary

9

HILTON IS THE WORLD'S MOST VALUABLE HOTEL BRAND[1] AND WE LEVERAGE KEY MARKETING BENEFITS FROM OUR RELATIONSHIP

TRUST

The Hilton brand is a significant influencer when considering and purchasing HGV vacation ownership

"Why did you consider purchasing a timeshare with HGV?"

1. "I was offered a tour package"
2. "The properties were in places I wanted to visit"
3. **"I trusted the brand"**

"Why did you purchase a timeshare with HGV?"

1. "I liked the amenities"
2. **"I trusted the brand"**
3. "It had great destinations"

ACCESS

We source tours from the fastest organic growth loyalty program in the world

Hilton Honors	Wyndham Rewards	Marriott Rewards
16% Annual growth	13% Annual growth	10% Annual growth

DATA

Hilton has a wide digital reach, expansive footprint, and large and growing honors database

~250M	~5.4K	~80M
Unique website visits/yr. One of highest-rated hospitality apps, with one download every 8 seconds	Locations around the world across 106 countries[2]	Hilton Honors members growing to 100M by summer of 2019[3]

1. Brand Finance Hotels 50 2018 report 2. Hilton 2017 Investor Report ; 3. Q2 2018 Hilton Earnings Call

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

10 DESPITE HALF OUR SALES COMING FROM NEW CUSTOMERS, WE STILL HAVE THE HIGHEST VPG IN THE INDUSTRY 2017 Volume Per Guest $3,657 49% OF SALES TO NEW CUSTOMERS APPROX. $3,565 $4,200 34% OF SALES TO NEW CUSTOMERS $2,479 50% OF SALES TO NEW Effective VPG if we sold CUSTOMERS 35% of sales to new customers $2,345 36% OF SALES TO NEW CUSTOMERS Source: 2017 10K filings. © 2018 Hilton Grand Vacations Inc. Proprietary10 DESPITE HALF OUR SALES COMING FROM NEW CUSTOMERS, WE STILL HAVE THE HIGHEST VPG IN THE INDUSTRY 2017 Volume Per Guest $3,657 49% OF SALES TO NEW CUSTOMERS APPROX. $3,565 $4,200 34% OF SALES TO NEW CUSTOMERS $2,479 50% OF SALES TO NEW Effective VPG if we sold CUSTOMERS 35% of sales to new customers $2,345 36% OF SALES TO NEW CUSTOMERS Source: 2017 10K filings. © 2018 Hilton Grand Vacations Inc. Proprietary

11 OUR OWNER BASE IS GLOBALLY DIVERSE AND GROWING 350 5% OTHER INT’L OWNERS 300 (PRIMARILY WESTERN EUROPE AND CANADA) 250 20% JAPANESE OWNERS 8% NOG 200 75% 150 U.S. OWNERS 7% NOG 100 2011 2012 2013 2014 2015 2016 2017 © 2018 Hilton Grand Vacations Inc. Proprietary Owners (000s)11 OUR OWNER BASE IS GLOBALLY DIVERSE AND GROWING 350 5% OTHER INT’L OWNERS 300 (PRIMARILY WESTERN EUROPE AND CANADA) 250 20% JAPANESE OWNERS 8% NOG 200 75% 150 U.S. OWNERS 7% NOG 100 2011 2012 2013 2014 2015 2016 2017 © 2018 Hilton Grand Vacations Inc. Proprietary Owners (000s)

12

STRONG US OWNER BASE AND UNIQUE STRENGTH IN JAPAN

75%
U.S. OWNERS

55
AVG. OWNER AGE[2]

92%
HOMEOWNERS[2]

18%
OF NEW OWNERS ARE MILLENNIALS[2]

64%
COLLEGE EDUCATED[2]

~$150K
AVERAGE INCOME[3]

743
FICO

20% of US millennials plan to spend more on travel in coming year[1]

20%
JAPAN

~60K
OWNERS

~JP¥13M
AVERAGE INCOME[3]
($117K USD)

16
LEISURE DAYS PER YEAR[3]

69%
COLLEGE EDUCATED

500 in-market team members. Established marketing channels host 130+ events per year[4]

Source: 1. BCG Bernstein Consumer Summit Survey, 2017, N=4,045 2. Merkle data, 2017; 3. HGV US timeshare survey, current HGV owners, n=204; average income is calculated using midpoint of range options provided in survey. 3. HGV Japan timeshare survey, current HGV owners, n=63; average income calculated using midpoint of range options provided in survey. 4.) Includes established marketing locations and 2018 special events in Japan.

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

13

AND WE'VE ONLY SCRATCHED THE SURFACE


APPROX.
128M
Households in America
APPROX.
107M
from age 25-74
APPROX.
49M
$75K+ HH income
0.5%
penetration in targeted US market[1]
APPROX.
225K
HGV owners in the US

TIMESHARE IS A FAST GROWING LEISURE CATEGORY WITH HIGH CONSUMER SATISFACTION

- Timeshare is 2nd fastest growing segment of the leisure industry behind cruiselines[1]
- 50% timeshare industry sales growth since 2010[1]
- Americans spend $6,000 per household annually on leisure travel[3]
- Leisure spending has grown by 17% over the last 5 years[4]
- High consumer satisfaction
- ~30% of HGV owners upgrade with 3 years of initial purchase
- Owners upgrade 5x faster than they did in the 1990s

Source: 2017 US census data. 1.) Assumes one HGV owner per household, 2.) Euromonitor Passport data for all categories except hotel (Statista) and timeshare (Timeshare Authority) 3.) 2017 domestic and outbound leisure expenditure 4.). 2012-2017 leisure spend. Real prices

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

RESILIENCY AND STRENGTH THROUGH MULTIPLE CYCLES

OCEAN TOWER BY HILTON GRAND VACATIONS, WAIKOLOA, HAWAII

© 2018 Hilton Grand Vacations Inc. Proprietary

15 TOURS HAVE GROWN CONSISTENTLY AND CONVERSION RATES HAVE REMAINED IN A TIGHT RANGE EVEN IN RECESSIONARY TIMES Tours (K) Conversion rate (%) 400 15 300 10 200 5 100 0 0 2001 Great Tours Conversion rate recession recession Source: HGV internal data © 2018 Hilton Grand Vacations Inc. Proprietary 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 201715 TOURS HAVE GROWN CONSISTENTLY AND CONVERSION RATES HAVE REMAINED IN A TIGHT RANGE EVEN IN RECESSIONARY TIMES Tours (K) Conversion rate (%) 400 15 300 10 200 5 100 0 0 2001 Great Tours Conversion rate recession recession Source: HGV internal data © 2018 Hilton Grand Vacations Inc. Proprietary 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017

16

OUR LAST MAJOR INVENTORY INVESTMENT PERIOD WAS 2007-2008 WHEN WE INVESTED $810 MILLION IN FOUR PROJECTS

Annual inventory spend ($M)


600
400
200
0
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
$810M total
Transferred from Hilton during spin
Inventory spend

WE OPENED FOUR PROPERTIES DURING THE GREAT RECESSION

GRAND WAIKIKIAN *(opened 2008)*
Honolulu, Hawaii
- 80% Sold by 2012

WEST 57TH ST. *(opened 2009)*
New York, New York
- 80% Sold by 2011

PARC SOLIEL *(opened 2009)*
Orlando, Florida
- 80% Sold by 2012

KINGS LAND *(opened 2008)*
Waikoloa, Hawaii
- 80% Sold by 2010

Source: HGV Internal Data
© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

17 WE’VE MORE THAN DOUBLED OUR SALES AND MARKET SHARE SINCE 2007 5% 13% Net sales through recession HGV market share (2007-2017) Trailing 12-month sales, relative to 2007 HGV has captured more than 20% of the entire growth of the timeshare industry since 2009 250% HGV 200% 150% Market yet to fully recover -3% HGV declined 3% Wyndham 100% Industry Marriott 50% 0% 2008 2010 2012 2014 2016 -35% Market declined 35% Source: Company financials. Publicly available 10K filings. © 2018 Hilton Grand Vacations Inc. Proprietary17 WE’VE MORE THAN DOUBLED OUR SALES AND MARKET SHARE SINCE 2007 5% 13% Net sales through recession HGV market share (2007-2017) Trailing 12-month sales, relative to 2007 HGV has captured more than 20% of the entire growth of the timeshare industry since 2009 250% HGV 200% 150% Market yet to fully recover -3% HGV declined 3% Wyndham 100% Industry Marriott 50% 0% 2008 2010 2012 2014 2016 -35% Market declined 35% Source: Company financials. Publicly available 10K filings. © 2018 Hilton Grand Vacations Inc. Proprietary

18 TODAY WE ARE EVEN BETTER POSITIONED FOR A POTENTIAL SLOWDOWN THAN WE WERE IN 2008 1 Sold packages Hilton Honors members Owners who have not Default rate upgraded 340K 71M 177K 5.7% 4.1% 4.1% 106K 122K 23M 2017 2008 2017 2008 2017 2008 2017 2008 2 In addition, 2017 owner base is % of gross sales globally diversified financed down 5ppt 1. Default rate as % of beginning portfolio balance; 2. % of Gross sales financed excluding 90 day loans. © 2018 Hilton Grand Vacations Inc. Proprietary18 TODAY WE ARE EVEN BETTER POSITIONED FOR A POTENTIAL SLOWDOWN THAN WE WERE IN 2008 1 Sold packages Hilton Honors members Owners who have not Default rate upgraded 340K 71M 177K 5.7% 4.1% 4.1% 106K 122K 23M 2017 2008 2017 2008 2017 2008 2017 2008 2 In addition, 2017 owner base is % of gross sales globally diversified financed down 5ppt 1. Default rate as % of beginning portfolio balance; 2. % of Gross sales financed excluding 90 day loans. © 2018 Hilton Grand Vacations Inc. Proprietary

19

WHILE THERE ARE SOME SIMILARITIES, THE TIMESHARE BUSINESS MODEL IS FUNDAMENTALLY DIFFERENT FROM TRADITIONAL HOTELS

There are some high level similarities between timeshare and hotels…

- Top timeshare companies are partnered with leading global brands
- Deliver an exceptional guest experience on and off property
- Offer range of product and amenity levels across footprint

…but many key fundamentals are very different from the traditional hotel model

- Very limited exposure to volatility in asset values - focus on selling out projects vs. long-term asset speculation
- Minimal focus on rental income as available inventory primarily used to support sales with tour guests, then rental
- Low observed price elasticity of demand vs. traditional lodging
- Limited-to-no ongoing property-level capex by timeshare developer – fully funded by owners each year as part of maintenance fees
- Dedicated focus on leisure travelers - insulated from exposure to highly cyclical business travel

HILTON GRAND VACATIONS

© 2018 Hilton Grand Vacations Inc. Proprietary

20 CAPITAL EFFICIENT INVENTORY STRATEGY © 2018 Hilton Grand Vacations Inc. Proprietary20 CAPITAL EFFICIENT INVENTORY STRATEGY © 2018 Hilton Grand Vacations Inc. Proprietary

21

DIVERSIFIED, CAPITAL-EFFICIENT INVENTORY SOURCING STRATEGY

Capital efficient development deals

Fee for service
Asset always sits on partner's balance sheet

Just-in-time
Asset sits on partner's balance sheet until it is ready to be sold

Traditional development deals

Development deals
Asset sits on balance sheet from beginning of project

Inventory reacquisition
Reacquire inventory from owners when they are ready to sell

Curate Inventory	Maximize growth	Efficiently deploy capital	Grow EBITDA with strong returns
Able to select inventory in strategic markets with variety of deal types	Having broad range of deal structures gives us flex to entertain more deals, more developers, and more markets to maximize NOG growth and contract sales	Using capital efficient deals allows us to support more growth with less deployed capital at any one time	Allows us to grow EBITDA while maintaining strong returns

HILTON GRAND VACATIONS

© 2018 Hilton Grand Vacations Inc. Proprietary

22 OUR THREE DEAL STRUCTURES EACH OFFER ATTRACTIVE RETURNS BUT SCALE AND TIMING OF RETURNS AND CASH FLOWS WILL VARY Cumulative Adj. EBITDA ($M) Cumulative Cash Flow ($M) Cash generated ($M) & ROIC (%) $80 $60 $70 $40 $57 M $60 $50 M $20 $50 $40 $0 $30 1 Cash invested in project : $26 M Developed: ~$60M -$20 $20 JIT: ~$70M FFS: ~$3M $10 -$40 $0 -$60 -$10 1 3 5 7 9 11 13 15 17 19 21 23 25 Developed JIT FFS 1 3 5 7 9 11 13 15 17 19 21 23 25 Project life Project life 15% - 22% 18% - 30% 30%+ ROIC Illustrative $200M contract sales project Developed Fee for service Just in time 1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax Source: HGV Internal Data, © 2018 Hilton Grand Vacations Inc. Proprietary22 OUR THREE DEAL STRUCTURES EACH OFFER ATTRACTIVE RETURNS BUT SCALE AND TIMING OF RETURNS AND CASH FLOWS WILL VARY Cumulative Adj. EBITDA ($M) Cumulative Cash Flow ($M) Cash generated ($M) & ROIC (%) $80 $60 $70 $40 $57 M $60 $50 M $20 $50 $40 $0 $30 1 Cash invested in project : $26 M Developed: ~$60M -$20 $20 JIT: ~$70M FFS: ~$3M $10 -$40 $0 -$60 -$10 1 3 5 7 9 11 13 15 17 19 21 23 25 Developed JIT FFS 1 3 5 7 9 11 13 15 17 19 21 23 25 Project life Project life 15% - 22% 18% - 30% 30%+ ROIC Illustrative $200M contract sales project Developed Fee for service Just in time 1. Represent year of initial investment. Note: Includes fully loaded project costs, all cash flow after tax Source: HGV Internal Data, © 2018 Hilton Grand Vacations Inc. Proprietary

23

BY OPTIMIZING MIX OF OWNED AND CAPITAL EFFICIENT DEALS WE CAN MAXIMIZE ADJUSTED EBITDA GROWTH AND STILL DRIVE ROIC

Note: based on actual committed pipeline and feasibility projects


Adjusted EBITDA ($M)
600
500
400
300
2016
2017
2018
2019
2020
2021
ROIC (%)
40
35
30
25
20
15
2016
2017
2018
2019
2020
2021
2018 Outlook
2016 Investor Day Scenario

1. Implied performance based on 2016 Investor Day presentation. HGV Internal Data

2. Forecasted implied performance based on 2018 Outlook presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 – 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments [such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items] that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted.

Actual results may differ materially.

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

24

OUR INVENTORY SPENDING COMMITMENTS ARE IN PROVEN SEQUEL MARKETS OR STRATEGICALLY IMPORTANT NEW MARKETS

Inventory spending ($ millions) guidance


520
315-365
375-425
375-425
50
50
50
315
375
375
2018
2019
2020
2021

Capital committed to strategic projects opening within 4 years

- Japan (Odawara – Bay Forest) 2018
- Hawaii (Ocean Tower) *2018*
- New York (Quin) *2018*
- New York (Just-in-time project) 2019
- Barbados (The Crane) *2019*
- Chicago (Magnificent Mile) *2019*
- Los Cabos *2019*
- Myrtle Beach (Ocean Enclave) *2019* *(FFS, no inventory spend)*
- Hilton Head (Ocean Oak) *2019 (FFS, no inventory spend)*
- Charleston (Liberty Place) *2020 (JV/FFS, no inventory spend)*
- Japan (Sesoko) *2021*
- Hawaii (Waikiki) *2022*

Source: Company financials

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

25

CURRENT PROJECT PIPELINE

Project	Inventory spend '18-'23	Sales start date
Hawaii (Ocean Tower)	$110 - $130M	In Sales
Japan (Odawara – Bay Forest)	$4-5M	In Sales
Barbados (The Crane)	$40 - $60M	In Sales
Myrtle Beach (Ocean Enclave)	*None (FFS deal)*	In Sales
Hilton Head (Ocean Oak)	*None (FFS deal)*	In Sales
New York (*Just-in-time project*)	$180 - $200M	2019 H1
Charleston (Liberty Place)	*None (FFS deal)*	2019 H1
New York (Quin)	$210 - $230M	2019 H2
Chicago (Magnificent Mile)	$40 - $60M	2019 H2
Los Cabos	$5 - $15M	2019 H2
Hawaii (Kings Village)	$350 - $370M	2020 H2
Japan (Sesoko)	$130 - $150M	2021 H1

Source: HGV Internal Data

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

26 DYNAMIC CAPITAL ALLOCATION STRATEGY SUPPORTED BY STRONG FINANCIAL PERFORMANCE H I L T O N H AW A I I A N VI L L AG E, O AH U , H AW AI I © 2018 Hilton Grand Vacations Inc. Proprietary26 DYNAMIC CAPITAL ALLOCATION STRATEGY SUPPORTED BY STRONG FINANCIAL PERFORMANCE H I L T O N H AW A I I A N VI L L AG E, O AH U , H AW AI I © 2018 Hilton Grand Vacations Inc. Proprietary

27 WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL AND MAXIMIZING RETURNS INVEST IN INVENTORY / PRODUCT FOR PROFITABLE GROWTH Average of $375 - $425M in investments per year over the next 3 years SHARE REPURCHASES STRATEGIC M&A AND DIVIDENDS Active pipeline management of Authorization to repurchase acquisition opportunities $200M of outstanding shares Balance sheet § Preserve liquidity and § Increase flexibility to be § Maintain current credit maintain conservative opportunistic and growth- rating and target 1.5x – 1 capital structure focused through cycles 2.0x leverage 1. Excludes non-recourse debt © 2018 Hilton Grand Vacations Inc. Proprietary27 WE WILL TAKE A DYNAMIC APPROACH TO ALLOCATING CAPITAL AND MAXIMIZING RETURNS INVEST IN INVENTORY / PRODUCT FOR PROFITABLE GROWTH Average of $375 - $425M in investments per year over the next 3 years SHARE REPURCHASES STRATEGIC M&A AND DIVIDENDS Active pipeline management of Authorization to repurchase acquisition opportunities $200M of outstanding shares Balance sheet § Preserve liquidity and § Increase flexibility to be § Maintain current credit maintain conservative opportunistic and growth- rating and target 1.5x – 1 capital structure focused through cycles 2.0x leverage 1. Excludes non-recourse debt © 2018 Hilton Grand Vacations Inc. Proprietary

28 STRONG FUNDAMENTAL BUSINESS DRIVERS Tours (‘000) Members (‘000) +7% +8% +8% +8% Contract Sales ($M) Default Rate +12% +12% Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 2014 905 262 2015 2015 1,068 288 2016 2016 1,172 306 2017 2017 1,275 331 YTD 3Q17 YTD 3Q17 936 247 YTD 3Q18 YTD 3Q18 1,050 267 2014 2014 3.22% 230 2015 2015 2.84% 250 2016 2016 3.67% 269 2017 2017 4.12% 288 LTM 3Q17 YTD 3Q17 4.24% 284 LTM 3Q18 YTD 3Q18 4.36% 30428 STRONG FUNDAMENTAL BUSINESS DRIVERS Tours (‘000) Members (‘000) +7% +8% +8% +8% Contract Sales ($M) Default Rate +12% +12% Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 2014 905 262 2015 2015 1,068 288 2016 2016 1,172 306 2017 2017 1,275 331 YTD 3Q17 YTD 3Q17 936 247 YTD 3Q18 YTD 3Q18 1,050 267 2014 2014 3.22% 230 2015 2015 2.84% 250 2016 2016 3.67% 269 2017 2017 4.12% 288 LTM 3Q17 YTD 3Q17 4.24% 284 LTM 3Q18 YTD 3Q18 4.36% 304

29 TRANSLATE INTO HEALTHY REVENUE AND MARGIN GROWTH Total Revenue ($M) Real Estate Margin ($M) Financing Margin ($M) +10% +6% +6% +9% +8% +6% Resort & Club Margin ($M) Rental & Ancillary Margin ($M) Adjusted EBITDA ($M) +38% +11% +5% +11% +7% +9% All figures POC Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. (percent of completion) © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 2014 338 1,317 2015 2015 360 1,475 2016 2016 390 1,583 2017 395 2017 1,711 YTD 3Q17 YTD 3Q17 294 1,264 YTD 3Q18 YTD 3Q18 325 1,391 2014 83 2014 244 2015 93 2015 271 2016 107 2016 286 2017 115 2017 307 YTD 3Q17 76 YTD 3Q17 228 YTD 3Q18 83 YTD 3Q18 241 2014 47 2014 88 2015 51 2015 95 2016 60 2016 102 2017 57 2017 104 YTD 3Q17 50 YTD 3Q17 77 YTD 3Q18 69 YTD 3Q18 8229 TRANSLATE INTO HEALTHY REVENUE AND MARGIN GROWTH Total Revenue ($M) Real Estate Margin ($M) Financing Margin ($M) +10% +6% +6% +9% +8% +6% Resort & Club Margin ($M) Rental & Ancillary Margin ($M) Adjusted EBITDA ($M) +38% +11% +5% +11% +7% +9% All figures POC Note: CAGR shown for multi-year periods; y-o-y % growth shown for YTD comparisons. (percent of completion) © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data 2014 2014 338 1,317 2015 2015 360 1,475 2016 2016 390 1,583 2017 395 2017 1,711 YTD 3Q17 YTD 3Q17 294 1,264 YTD 3Q18 YTD 3Q18 325 1,391 2014 83 2014 244 2015 93 2015 271 2016 107 2016 286 2017 115 2017 307 YTD 3Q17 76 YTD 3Q17 228 YTD 3Q18 83 YTD 3Q18 241 2014 47 2014 88 2015 51 2015 95 2016 60 2016 102 2017 57 2017 104 YTD 3Q17 50 YTD 3Q17 77 YTD 3Q18 69 YTD 3Q18 82

30

NEARLY 70% OF OUR ADJUSTED EBITDA[1,2] COMES FROM RECURRING SOURCES OR HIGHLY PREDICTABLE OWNER UPGRADES


Segment adjusted EBITDA ($M)
1,000
500
2019
2020[3]
2021[3]
2022[3]
2023[3]
Segment adjusted EBITDA
10% -15%
Real estate EBITDA from new owners
15% - 20%
Rental & ancillary EBITDA
32% - 37%
Real estate and transaction EBITDA from existing owners[1]
35% - 40%
EBITDA from recurring revenue streams[2]

1.) Highly predictable EBITDA from upgrades and transaction fees; 2.) Contractually recurring revenue streams of financing and resort management & operations; 3.) Information presented is not intended to predict future events, but to provide an illustrative example of the consistency of certain contributions to our Adjusted EBITDA over multiple periods The Company is unable to provide a reconciliation of 2020 – 2023 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially.
Note: %'s based on 2023 EBITDA margin projections, recurring revenue includes financing, club & resort mgmt., and rental and ancillary, not adjusted for G&A and licensing fee.

Source: HGV Internal Data

© 2018 Hilton Grand Vacations Inc. Proprietary

HILTON GRAND VACATIONS

31 2018 AND 2019 GUIDANCE Guidance Metrics 2018 2019 Net income $288M - $298M $260M - $275M Earnings per share - diluted $2.94 - $3.04 $2.68 - $2.84 Adjusted EBITDA – GAAP (606) $494M - $504M $450M - $470M Adjusted EBITDA – 605 view $427M - $437M N/A Net cash provided by (used in) operating activities ($180M) – ($150M) $75M - $115M Adjusted free cash flow ($80M) – ($20M) $60M - $120M Contract sales growth 10.5% - 11.5% 9% - 11% FFS as % of contract sales 50% - 55% 48% - 54% Construction deferral impact (full year) $79M None expected Source: HGV Internal Data © 2018 Hilton Grand Vacations Inc. Proprietary All figures ASC 606 unless noted 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data31 2018 AND 2019 GUIDANCE Guidance Metrics 2018 2019 Net income $288M - $298M $260M - $275M Earnings per share - diluted $2.94 - $3.04 $2.68 - $2.84 Adjusted EBITDA – GAAP (606) $494M - $504M $450M - $470M Adjusted EBITDA – 605 view $427M - $437M N/A Net cash provided by (used in) operating activities ($180M) – ($150M) $75M - $115M Adjusted free cash flow ($80M) – ($20M) $60M - $120M Contract sales growth 10.5% - 11.5% 9% - 11% FFS as % of contract sales 50% - 55% 48% - 54% Construction deferral impact (full year) $79M None expected Source: HGV Internal Data © 2018 Hilton Grand Vacations Inc. Proprietary All figures ASC 606 unless noted 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data

32 LONG-TERM TARGETS 2022/2023 Metrics 2021 2018-2021 CAGR (average) CONTRACT $ 1.9-2.0B + 9-12% --- SALES ADJUSTED $ + 9-12% 560-590M $675-750M EBITDA ADJUSTED $ $ 250-300M N/A 425-500M FCF $ EPS 3.40-3.50 + 11-13% --- Note: No anticipated impact from deferrals. Information presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 – 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially. © 2018 Hilton Grand Vacations Inc. Proprietary32 LONG-TERM TARGETS 2022/2023 Metrics 2021 2018-2021 CAGR (average) CONTRACT $ 1.9-2.0B + 9-12% --- SALES ADJUSTED $ + 9-12% 560-590M $675-750M EBITDA ADJUSTED $ $ 250-300M N/A 425-500M FCF $ EPS 3.40-3.50 + 11-13% --- Note: No anticipated impact from deferrals. Information presented is not intended to predict future events, but to present a multi-year target for key metrics based on estimated growth rate ranges. The Company is unable to provide a reconciliation of 2020 – 2021 non-GAAP measures to the closest GAAP equivalent without unreasonable effort because the Company is unable to predict with reasonable certainty the totality or ultimate outcome or occurrence of these adjustments or other potential adjustments such as income tax expense (benefit), interest expense, asset dispositions; foreign currency transactions; debt restructurings/retirements; non-cash impairment losses; reorganization costs, including severance and relocation costs; share-based and certain other compensation expenses; and other items that may arise in the future during the outlook period, which can be dependent on future events that may not be reliably predicted. Actual results may differ materially. © 2018 Hilton Grand Vacations Inc. Proprietary

33 APPENDIX H I L T O N H AW AI I A N V I L L A G E, O A H U , H AW AI I © 2018 Hilton Grand Vacations Inc. Proprietary33 APPENDIX H I L T O N H AW AI I A N V I L L A G E, O A H U , H AW AI I © 2018 Hilton Grand Vacations Inc. Proprietary

34 OUTLOOK ADJUSTED EBITDA AND FCF RECONCILIATION 2018E 2019E Low Case High Case Low Case High Case Net income 288 298 260 275 Income tax expense 106 108 97 103 Interest expense 31 29 30 27 Depreciation and amortization 34 32 42 39 Interest expense and depreciation and amortization from unconsolidated affiliates 5 5 1 2 EBITDA 464 472 430 446 Share based comp 17 17 18 20 2 Other items 13 15 2 4 1 Adjusted EBITDA 494 504 450 470 Net deferral (recognition) impact to reconcile current to previous accounting guidance (67) (67) - - Adjusted EBITDA under previous accounting guidance (ASC 605) 427 437 - - ADJUSTED FREE CASH FLOW Cash flow from operating activities (180) (150) 75 115 3 Non-inventory capex (60) (50) (60) (50) Free cash flow (240) (200) 15 65 Net proceeds from securitization activity 160 180 45 55 Adjusted free cash flow (80) (20) 60 120 NET CONSTRUCTION DEFERRAL ACTIVITY Sales of VOI, net $133 $133 - - Cost of VOI sales 36 36 - - Sales, marketing, general and administrative expense 18 18 - - Net construction recognitions (deferrals) included in net income/EBITDA/Adjusted EBITDA $79 $79 - - 1.) Includes deferred revenue from sales of VOIs for a project under construction in 2017 recognized in 2018 due to the adoption of ASC606. 2.) Represents adjustments for one-time public company costs. 3.) Inventory spending, which is included in cash flow from operating activities, is projected to be between $490 million and $510 million. © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data34 OUTLOOK ADJUSTED EBITDA AND FCF RECONCILIATION 2018E 2019E Low Case High Case Low Case High Case Net income 288 298 260 275 Income tax expense 106 108 97 103 Interest expense 31 29 30 27 Depreciation and amortization 34 32 42 39 Interest expense and depreciation and amortization from unconsolidated affiliates 5 5 1 2 EBITDA 464 472 430 446 Share based comp 17 17 18 20 2 Other items 13 15 2 4 1 Adjusted EBITDA 494 504 450 470 Net deferral (recognition) impact to reconcile current to previous accounting guidance (67) (67) - - Adjusted EBITDA under previous accounting guidance (ASC 605) 427 437 - - ADJUSTED FREE CASH FLOW Cash flow from operating activities (180) (150) 75 115 3 Non-inventory capex (60) (50) (60) (50) Free cash flow (240) (200) 15 65 Net proceeds from securitization activity 160 180 45 55 Adjusted free cash flow (80) (20) 60 120 NET CONSTRUCTION DEFERRAL ACTIVITY Sales of VOI, net $133 $133 - - Cost of VOI sales 36 36 - - Sales, marketing, general and administrative expense 18 18 - - Net construction recognitions (deferrals) included in net income/EBITDA/Adjusted EBITDA $79 $79 - - 1.) Includes deferred revenue from sales of VOIs for a project under construction in 2017 recognized in 2018 due to the adoption of ASC606. 2.) Represents adjustments for one-time public company costs. 3.) Inventory spending, which is included in cash flow from operating activities, is projected to be between $490 million and $510 million. © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data

35 HISTORICAL ADJUSTED EBITDA AND FCF RECONCILIATION For the year ending 12/31 1 1 1 1 1 1 1 (in millions) 2011 2012 2013 2014 2015 2016 2017 Total revenues $1,007 $1,172 $1,224 $1,317 $1,475 $1,583 $1,711 Net income 73 118 128 167 174 168 327 Interest expense 53 45 48 36 29 29 27 Income tax expense (benefit) 53 82 90 113 118 125 (16) Depreciation and amortization 31 11 16 18 22 24 29 Interest expense, D&A included in equity in earnings from unconsolidated affiliate - - - - - - 3 2 EBITDA $210 $256 $282 $334 $343 $346 $370 Gain on debt extinguishment - - (22) - - - - Other (gain)/loss (1) 3 5 (3) - 1 - Share-based compensation expense - 1 22 4 13 8 15 Other adjustment items 4 - 12 3 4 35 10 2 Adjusted EBITDA $213 $260 $299 $338 $360 $390 $395 3 Cash flow from operations - - - 214 165 190 356 Non-inventory capital expenditures - - - (17) (18) (34) (47) Free cash flow - - - $197 $147 $156 $309 NET CONSTRUCTION DEFERRAL ACTIVITY Sales of VOI, net $(5) $(5) $(5) Cost of VOI sales (1) (1) (2) Sales, marketing, general and administrative expense (1) 1 - Net construction recognitions (deferrals) included in net income/ EBITDA/Adjusted EBITDA $(3) $(5) $(3) 1. All figures ASC 605 2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton 3. For the years ended December 31, 2014, 2015, 2016, amounts include share-based compensation expense which, prior to the spin-off, were included as a component of financing activities on the condensed consolidated statements of cash flowsDisclaimer: Past performance does not necessarily predict future results © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data35 HISTORICAL ADJUSTED EBITDA AND FCF RECONCILIATION For the year ending 12/31 1 1 1 1 1 1 1 (in millions) 2011 2012 2013 2014 2015 2016 2017 Total revenues $1,007 $1,172 $1,224 $1,317 $1,475 $1,583 $1,711 Net income 73 118 128 167 174 168 327 Interest expense 53 45 48 36 29 29 27 Income tax expense (benefit) 53 82 90 113 118 125 (16) Depreciation and amortization 31 11 16 18 22 24 29 Interest expense, D&A included in equity in earnings from unconsolidated affiliate - - - - - - 3 2 EBITDA $210 $256 $282 $334 $343 $346 $370 Gain on debt extinguishment - - (22) - - - - Other (gain)/loss (1) 3 5 (3) - 1 - Share-based compensation expense - 1 22 4 13 8 15 Other adjustment items 4 - 12 3 4 35 10 2 Adjusted EBITDA $213 $260 $299 $338 $360 $390 $395 3 Cash flow from operations - - - 214 165 190 356 Non-inventory capital expenditures - - - (17) (18) (34) (47) Free cash flow - - - $197 $147 $156 $309 NET CONSTRUCTION DEFERRAL ACTIVITY Sales of VOI, net $(5) $(5) $(5) Cost of VOI sales (1) (1) (2) Sales, marketing, general and administrative expense (1) 1 - Net construction recognitions (deferrals) included in net income/ EBITDA/Adjusted EBITDA $(3) $(5) $(3) 1. All figures ASC 605 2. During the first quarter of 2017, we revised our definition of EBITDA to exclude the adjustment of interest expense relating to our non-recourse debt as a reconciling item to arrive at net income (loss) in order to conform to the presentation of the timeshare industry following the consummation of the spin-off form Hilton 3. For the years ended December 31, 2014, 2015, 2016, amounts include share-based compensation expense which, prior to the spin-off, were included as a component of financing activities on the condensed consolidated statements of cash flowsDisclaimer: Past performance does not necessarily predict future results © 2018 Hilton Grand Vacations Inc. Proprietary 1. Domestic defaults as % of beginning balance; 2. % of Gross sales financed excluding 90 day loans, Source: HGV Internal data